CBF Reports First Quarter Results

April 23, 2015

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS 1Q EPS OF $0.24 AND $0.27 CORE EPS

•	New loans up 25% year over year;

•	Loan portfolio grew sequentially at a 6% annualized rate and up 12% year over year;

•	Deposits grew sequentially at an 8% annualized rate;

•	Legacy credit expenses declined 34% sequentially and 37% year over year;

•	Completed early redemption of legacy Southern Community CVR; and

•	Recorded $2.4 million in facility consolidation expenses and severance as part of cost-saving initiatives.

Coral Gables, Fla. (April 23, 2015) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported net income for the first quarter of 2015 of $11.4 million, or $0.24 per diluted share, and core net income of $13.0 million, or $0.27 per diluted share.  Net income remained consistent year over year, while net income per diluted share rose 9%.
Core adjustments for the first quarter of 2015 included $2.4 million of restructuring charges related to facility closure activities and severance, $0.1 million of contingent value right (“CVR”) expense, $0.1 million of gains on sales of investment securities, and $0.1 million of non-cash equity compensation associated with original founder awards.
Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, "The highlights of this quarter included strong and consistent growth in loans and deposits. We also made progress reducing expenses, by driving further reductions in legacy credit costs and putting plans in place to rationalize the branch network. Getting the right balance between revenues and cost to serve is critical in this persistent low-interest rate environment".
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, "We continue to see solid results from each of our key markets, which give us confidence that 2015 will be another year of record performance".

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CBF Reports First Quarter Results

April 23, 2015

Loan Portfolio and Composition

During the first quarter, the loan portfolio increased by $77.8 million to $5.1 billion, a 6% annualized rate.  New loans of $316.5 million were offset by resolutions totaling $25.0 million, including transfers to OREO of $3.1 million, and principal repayments of $213.7 million.

The relative composition of the Company’s loan portfolio at the end of the first quarter of 2015 and fourth and first quarters of 2014 was as follows:

	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014
Commercial real estate	23%	23%	26%
C&I	43%	42%	41%
Consumer	32%	32%	30%
Other	2%	3%	3%
Total	100%	100%	100%

Deposits Composition and Yields

During the first quarter, total deposits increased by $108.5 million to $5.4 billion. The sequential increase was mainly due to the Company's continued focus on growing lower cost checking accounts, which increased $81.7 million, or at a 13% annualized rate, and an increase of $26.0 million in money market balances. Both, sequentially and year over year, the cost of core and total deposits remained flat at 0.15% and 0.34%, respectively.  Core deposits include all checking, savings and money market accounts and represent 73% of total deposits.

Net Interest Income and Net Interest Margin

Net interest income declined $1.6 million to $59.7 million from $61.4 million for the fourth quarter of 2014 and declined $2.7 million from $62.5 million for the first quarter of 2014. The net interest margin for the first quarter of 2015 was 3.96%, a decline of nine basis points sequentially and forty-five basis points year over year.  The sequential and year over year net interest margin decline was due to the lower average yield on new loans as compared to the yields of the Company's legacy acquired loans. New and acquired non-impaired loans represent 74% of our total loan portfolio, up from 73% and 64% at December 31, 2014 and March 31, 2014, respectively. The average yield on new loans outstanding is 3.61% compared to an average yield on acquired impaired loans outstanding of 8.11%.

Non-Interest Income

Non-interest income declined $0.7 million to $9.9 million from the fourth quarter of 2014 and $1.4 million from $11.4 million for the first quarter of 2014.  The sequential decline was mainly driven by lower service charges on deposits accounts due to an 11% decline in customer accounts in overdraft and lower miscellaneous investment income and gains on sales of investment securities, partially offset by a decline in FDIC indemnification asset amortization due to lower provision reversals on covered loans.

The year over year decline was mainly driven by lower service charges on deposits accounts due to a 21% decline in customer accounts in overdraft, lower investment advisory commissions due to a 10% decline in assets under management, and a decline in OREO rental income reflecting the continued resolution of special assets. Partially offsetting the decline, fees on mortgage loans originated and sold increased 51% as residential mortgages sold increased 33% year over year.

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CBF Reports First Quarter Results

April 23, 2015

Provision for Loan and Lease Losses and Credit Quality

The reversal of provision of $0.8 million recorded for the first quarter of 2015 included a $1.1 million provision for new and acquired non-impaired loans offset by $1.9 million in reversals of impairment due to improvements in cash flow estimates for certain acquired impaired loan pools.  The improvement in cash flow estimates mainly resulted from higher than anticipated payoffs. Net charge-offs for the first quarter of 2015 were $1.1 million, down 23% from the fourth quarter of 2014.

At March 31, 2015, the allowance for loan and lease losses was $48.2 million, of which $26.9 million related to acquired impaired loans and $21.3 million related to new and acquired non-impaired loans. The allowance for loan and lease losses represents 0.95% of the Company's total $5.1 billion loan portfolio.

At March 31, 2015, non-performing loans were $127.3 million, down from $130.6 million and $237.0 million at December 31, 2014 and March 31, 2014, respectively.

New and acquired non-impaired loans represent 74% of the Company's total loan portfolio, up from 73% and 64% at December 31, 2014 and March 31, 2014, respectively.

Non-Interest Expense

Non-interest expense increased $1.7 million to $52.6 million from the fourth quarter of 2014 and declined $2.6 million from $55.2 million for the first quarter of 2014.  The sequential increase was mainly due to $2.4 million of charges from consolidation of facilities and severance, which is expected to yield improvements on the Company's cost structure over time. Excluding the impact of these charges, non-interest expense declined $0.7 million mainly due to lower legacy credit expenses, which declined $2.1 million, reflecting the continued resolution of special assets, a decline in stock-based compensation expense of $0.2 million, mainly associated with original founder awards, and professional fees.

The year over year decline was mainly due to lower legacy credit expenses, which declined $2.4 million, stock based compensation expense as discussed above, and the reduction in occupancy costs as a result of the Company's continued focus on consolidating facilities. Excluding the impact of the facility related charges, non-interest expense declined $5.0 million, or 9%, year over year. Contributing to the decline was a lower CVR expense due to the early redemption of the CVR associated with Southern Community Financial Corporation.

Income Tax Expense

Income tax expense was $6.5 million for the first quarter of 2015, an effective rate of 36%, as compared to $7.8 million and 36% for the fourth quarter of 2014. Income tax expense was $7.2 million and 39% for the first quarter of 2014. The year over year decline in effective rate was mainly due to the favorable impact from higher tax-exempt interest income and lower non-deductible CVR expense.

Financial Position

Total assets increased by $145.3 million to $7.0 billion as of March 31, 2015, from $6.8 billion as of December 31, 2014.  During the quarter, the Company’s loan portfolio increased by $77.8 million to $5.1 billion, a 6% annualized rate.  Deposits increased by $108.5 million to $5.4 billion, and FHLB borrowings increased by $60.0 million.  During the quarter, the Company repurchased 961,257 shares of common stock at an average price of $25.99 per share.  Tangible book value per share was $19.49 as of March 31, 2015, an increase of $0.21 and $0.80 over December 31, 2014 and March 31, 2014, respectively.

The Company’s national bank subsidiary, Capital Bank N.A., has preliminary Tier 1 Leverage, Tier 1 Common, Tier 1 Risk-Based and Total Risk-Based capital ratios of 10.89%, 13.34%, 13.34% and 14.30%, respectively, as of March 31, 2015, under currently applicable regulations.

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CBF Reports First Quarter Results

April 23, 2015

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time.  The number to call for this interactive teleconference is (719) 325-2491, and the confirmation pass code is 5687807. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through May 2, 2015, by dialing (719) 457-0820 and entering pass code 5687807. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations.  An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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CBF Reports First Quarter Results

April 23, 2015

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $7.0 billion in total assets as of March 31, 2015, and 162 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank-us.com.

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CBF Reports First Quarter Results

April 23, 2015

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Interest and dividend income	$66,046	$67,750	$67,643	$66,846	$68,543
Interest expense	6,317	6,399	6,218	6,015	6,090
Net Interest Income	59,729	61,351	61,425	60,831	62,453
Provision (reversal) for loan and lease losses	(841)	(637)	(1,332)	1,404	(24)
Net interest income after provision (reversal) for loan and lease losses	60,570	61,988	62,757	59,427	62,477
Non-Interest Income
Service charges on deposit accounts	4,705	5,390	5,565	5,672	5,436
Debit card income	2,964	3,013	3,017	3,103	2,844
Fees on mortgage loans originated and sold	1,147	1,053	1,195	1,123	759
Investment advisory and trust fees	1,006	1,170	1,183	910	1,261
FDIC indemnification asset expense	(2,439)	(3,421)	(3,881)	(2,064)	(2,165)
Investment securities gains (losses), net	90	513	317	(28)	174
Other income	2,447	2,876	2,561	3,171	3,060
Total non-interest income	9,920	10,594	9,957	11,887	11,369
Non-Interest Expense
Salaries and employee benefits	23,881	23,871	22,590	23,449	23,498
Stock-based compensation expense	284	451	443	1,020	728
Net occupancy and equipment expense	8,129	8,020	8,475	8,723	8,599
Computer services	3,397	3,413	3,332	3,389	3,253
Software expense	2,142	2,074	1,932	1,940	1,868
Telecommunication expense	1,380	1,347	1,406	1,628	1,608
OREO valuation expense	1,390	1,554	2,752	3,022	3,573
Net gains on sales of OREO	(7)	(419)	(223)	(3,192)	(721)
Foreclosed asset related expense	674	619	845	991	1,459
Loan workout expense	623	1,352	911	1,117	1,177
Professional fees	1,734	2,116	1,532	2,038	2,004
Contingent value right expense	116	334	278	327	767
Regulatory assessments	1,695	1,705	1,637	1,648	1,629
Restructuring charges	2,341	—	—	—	—
Other expense	4,868	4,495	5,508	5,173	5,782
Total non-interest expense	52,647	50,932	51,418	51,273	55,224
Income before income taxes	17,843	21,650	21,296	20,041	18,622
Income tax expense	6,454	7,814	8,053	7,616	7,208
Net income	$11,389	$13,836	$13,243	$12,425	$11,414

Earnings per share:
Basic	$0.25	$0.29	$0.28	$0.25	$0.23
Diluted	$0.24	$0.29	$0.27	$0.25	$0.22

Weighted average shares outstanding:
Basic	46,294	46,964	47,912	49,090	50,518
Diluted	47,632	48,243	49,069	50,261	51,932

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014
Assets
Cash and due from banks	$96,484	$106,193	$122,145
Interest-bearing deposits in other banks	143,497	81,942	52,735
Total cash and cash equivalents	239,981	188,135	174,880
Trading securities	2,853	2,410	6,562
Investment securities available-for-sale at fair value (amortized cost $568,621,
$554,488 and $658,971, respectively)	575,593	555,893	657,788
Investment securities held-to-maturity at amortized cost (fair value $457,939,
$443,379 and $449,739, respectively)	448,962	436,962	449,131
Loans held for sale	12,403	5,516	4,833
Loans, net of deferred loan costs and fees	5,065,606	4,994,703	4,541,652
Less: Allowance for loan and lease losses	48,225	50,211	55,606
Loans, net	5,017,381	4,944,492	4,486,046
Other real estate owned	71,453	77,626	120,270
FDIC indemnification asset	15,195	16,762	28,744
Receivable from FDIC	3,172	3,661	5,832
Premises and equipment, net	163,501	173,176	178,629
Goodwill	134,522	134,522	134,522
Intangible assets, net	17,943	18,897	22,111
Deferred income tax asset, net	121,083	129,624	158,074
Other assets	152,694	143,734	121,202
Total Assets	$6,976,736	$6,831,410	$6,548,624
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,114,423	$1,054,128	$1,000,914
Negotiable order of withdrawal	1,405,390	1,383,990	1,326,555
Money market	924,228	898,254	945,354
Savings	491,394	500,028	536,948
Time deposits	1,428,121	1,418,700	1,382,422
Total deposits	5,363,556	5,255,100	5,192,193
Federal Home Loan Bank advances	356,043	296,091	21,231
Short-term borrowings	27,605	23,407	30,453
Long-term borrowings	139,975	139,681	138,837
Accrued expenses and other liabilities	35,208	53,557	62,154
Total liabilities	$5,922,387	$5,767,836	$5,444,868
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 37,310
issued and 30,037 outstanding, 36,936 issued and 30,150 outstanding and 36,405 issued and 32,475 outstanding, respectively.	373	370	364
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,369
issued and 16,595 outstanding, 18,743 issued and 17,443 outstanding and 19,454 issued and 18,654 outstanding, respectively.	184	187	194
Additional paid in capital	1,081,912	1,081,628	1,082,963
Retained earnings	169,792	158,403	118,899
Accumulated other comprehensive income (loss)	274	(3,824)	(6,042)
Treasury stock, at cost, 9,047, 8,086, and 4,730 shares, respectively	(198,186)	(173,190)	(92,622)
Total shareholders’ equity	1,054,349	1,063,574	1,103,756
Total Liabilities and Shareholders’ Equity	$6,976,736	$6,831,410	$6,548,624

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Performance Ratios
Interest rate spread	3.83%	3.92%	4.01%	4.12%	4.28%
Net interest margin	3.96%	4.05%	4.14%	4.26%	4.41%
Return on average assets	0.66%	0.82%	0.80%	0.76%	0.70%
Return on average shareholders' equity	4.29%	5.21%	4.95%	4.58%	4.09%
Efficiency ratio	75.59%	70.79%	72.03%	70.51%	74.81%
Average interest-earning assets to average interest-bearing liabilities	131.94%	131.89%	131.43%	131.23%	129.81%
Average loans receivable to average deposits	95.47%	93.94%	92.32%	89.10%	88.18%
Yield on interest-earning assets	4.38%	4.47%	4.56%	4.67%	4.83%
Cost of interest-bearing liabilities	0.55%	0.55%	0.55%	0.55%	0.56%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$11,482	$9,484	$10,590	$11,368	$10,107
Acquired impaired loans > 90 days past due and still accruing	$115,865	$121,137	$161,670	$200,755	$226,941
Nonperforming loans to loans receivable	2.51%	2.61%	3.57%	4.49%	5.21%
Nonperforming assets to total assets	2.85%	3.05%	3.93%	4.66%	5.47%
Covered loans to total gross loans	3.71%	3.95%	4.58%	5.09%	5.71%
ALLL to nonperforming assets	24.22%	24.09%	19.92%	17.93%	15.52%
ALLL to total gross loans	0.95%	1.00%	1.08%	1.17%	1.22%
Annualized net charge-offs/average loans	0.09%	0.12%	0.14%	0.15%	0.11%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.22%	0.16%	0.22%	0.21%	0.24%
New loans ALLL to total gross new loans	0.61%	0.63%	0.72%	0.74%	0.80%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	7.30%	7.28%	9.11%	10.25%	10.67%
Covered acquired loans to total gross acquired loans	11.47%	11.47%	11.84%	11.95%	11.98%
Acquired loans ALLL to total gross acquired loans	1.67%	1.71%	1.67%	1.76%	1.68%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	15.48%	15.72%	16.14%	16.64%	17.01%
Tangible common equity ratio (1)	13.22%	13.63%	13.93%	14.19%	14.82%
Tier 1 leverage capital ratio (2)	14.42%	14.28%	14.40%	14.61%	14.94%
Tier 1 common capital ratio (2)	16.42%	N/A	N/A	N/A	N/A
Tier 1 risk-based capital ratio (2)	17.70%	18.00%	18.40%	18.57%	19.68%
Total risk-based capital ratio (2)	18.66%	19.05%	19.52%	19.77%	20.92%
Capital Ratios (Bank)
Tangible common equity ratio (1)	11.32%	14.29%	14.31%	15.11%	14.99%
Tier 1 leverage capital ratio (2)	10.89%	13.52%	13.37%	14.10%	13.70%
Tier 1 common capital ratio (2)	13.34%	N/A	N/A	N/A	N/A
Tier 1 risk-based capital ratio (2)	13.34%	17.04%	17.08%	18.00%	18.10%
Total risk-based capital ratio (2)	14.30%	18.09%	18.20%	19.20%	19.30%

(1) See "Reconciliation of Non-GAAP Measures"
(2) March 31, 2015 regulatory capital ratios are preliminary

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014
Loans
Non-owner occupied commercial real estate	$823,763	$798,556	$790,698
Other commercial construction and land	180,166	200,755	256,190
Multifamily commercial real estate	88,980	89,132	68,701
1-4 family residential construction and land	66,547	68,658	79,508
Total commercial real estate	1,159,456	1,157,101	1,195,097
Owner occupied commercial real estate	1,038,493	1,046,736	1,061,571
Commercial and industrial	1,125,708	1,073,791	806,359
Lease financing	1,834	2,005	2,513
Total commercial	2,166,035	2,122,532	1,870,443
1-4 family residential	928,832	925,698	801,573
Home equity loans	379,946	378,475	382,946
Other consumer loans	296,753	272,453	183,611
Total consumer	1,605,531	1,576,626	1,368,130
Other	146,987	143,960	112,815
Total loans	$5,078,009	$5,000,219	$4,546,485

Deposits
Non-interest bearing demand	$1,114,423	$1,054,128	$1,000,914
Negotiable order of withdrawal	1,405,390	1,383,990	1,326,555
Money market	924,228	898,254	945,354
Savings	491,394	500,028	536,948
Total core deposits	3,935,435	3,836,400	3,809,771
Time deposits	1,428,121	1,418,700	1,382,422
Total deposits	$5,363,556	$5,255,100	$5,192,193

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Reversal of provision on legacy loans	$(1,926)	$(1,411)	$(4,205)	$(940)	$(2,488)
FDIC indemnification asset expense	2,439	3,421	3,881	2,064	2,165
OREO valuation expense	1,390	1,554	2,752	3,022	3,573
Net gains on sales of OREO	(7)	(419)	(223)	(3,192)	(721)
Foreclosed asset related expense	674	619	845	991	1,459
Loan workout expense	623	1,352	911	1,117	1,177
Salaries and employee benefits	832	993	1,054	1,270	1,270
Total legacy credit expenses	$4,025	$6,109	$5,015	$4,332	$6,435

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2015			Three Months Ended December 31, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,044,763	$60,710	4.88%	$4,929,599	$62,053	4.99%
Investment securities (1)	1,014,448	5,141	2.06%	1,025,016	5,386	2.08%
Interest-bearing deposits in other banks	58,654	33	0.23%	43,532	24	0.22%
Other earning assets (2)	50,803	688	5.49%	47,601	659	5.49%
Total interest earning assets	6,168,668	$66,572	4.38%	6,045,748	$68,122	4.47%
Non-interest earning assets	685,654			703,376
Total assets	$6,854,322			$6,749,124
Interest bearing liabilities
Time deposits	$1,409,605	$2,999	0.86%	$1,434,775	$3,108	0.86%
Money market	914,385	554	0.25%	905,225	550	0.24%
Negotiable order of withdrawal	1,397,011	592	0.17%	1,351,295	591	0.17%
Savings	496,907	265	0.22%	508,979	279	0.22%
Total interest bearing deposits	4,217,908	4,410	0.42%	4,200,274	4,528	0.43%
Short-term borrowings and FHLB advances	319,901	182	0.23%	246,675	139	0.22%
Long-term borrowings	137,394	1,725	5.09%	136,876	1,732	5.02%
Total interest bearing liabilities	4,675,203	6,317	0.55%	4,583,825	6,399	0.55%
Non-interest bearing demand	1,066,401			1,047,135
Other liabilities	51,653			56,883
Shareholders’ equity	1,061,065			1,061,281
Total liabilities and shareholders’ equity	$6,854,322			$6,749,124
Net interest income and spread		$60,255	3.83%		$61,723	3.92%
Net interest margin			3.96%			4.05%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended March 31, 2015			Three Months Ended March 31, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,044,763	$60,710	4.88%	$4,542,255	$63,404	5.66%
Investment securities (1)	1,014,448	5,141	2.06%	1,141,231	4,801	1.71%
Interest-bearing deposits in other banks	58,654	33	0.23%	47,526	25	0.21%
Other earning assets (2)	50,803	688	5.49%	43,123	581	5.46%
Total interest earning assets	6,168,668	$66,572	4.38%	5,774,135	$68,811	4.83%
Non-interest earning assets	685,654			779,933
Total assets	$6,854,322			$6,554,068
Interest bearing liabilities
Time deposits	$1,409,605	$2,999	0.86%	$1,413,731	$2,970	0.85%
Money market	914,385	554	0.25%	948,738	526	0.22%
Negotiable order of withdrawal	1,397,011	592	0.17%	1,313,700	538	0.17%
Savings	496,907	265	0.22%	532,823	282	0.21%
Total interest bearing deposits	4,217,908	$4,410	0.42%	4,208,992	$4,316	0.42%
Short-term borrowings and FHLB advances	319,901	182	0.23%	103,851	70	0.27%
Long-term borrowings	137,394	1,725	5.09%	135,317	1,704	5.11%
Total interest bearing liabilities	4,675,203	6,317	0.55%	4,448,160	6,090	0.56%
Non-interest bearing demand	1,066,401			942,006
Other liabilities	51,653			48,964
Shareholders’ equity	1,061,065			1,114,938
Total liabilities and shareholders’ equity	$6,854,322			$6,554,068
Net interest income and spread		$60,255	3.83%		$62,721	4.28%
Net interest margin			3.96%			4.41%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	March 31, 2015		December 31, 2014		March 31, 2014
Net Income	$11,389	$11,389	$13,836	$13,836	$11,414	$11,414
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security gains*	(90)	(55)	(513)	(313)	(174)	(106)
Non-interest expense
Stock-based compensation expense*	95	58	239	146	533	328
Contingent value right expense	116	72	334	334	767	767
Severance expense*	111	68	—	—	—	—
Restructuring charges*	2,341	1,444	—	—	—	—
Tax effect of adjustments*	(986)	N/A	107	N/A	(137)	N/A
Core Net Income	$12,976	$12,976	$14,003	$14,003	$12,403	$12,403

Average Assets	$6,854,322		$6,749,124		$6,554,068
ROA**	0.66%		0.82%		0.70%
Core ROA***	0.76%		0.83%		0.76%

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Mar 31 2015	Dec 31 2014	Sep 30 2014	Jun 30 2014	Mar 31 2014
Net interest income	$59,729	$61,351	$61,425	$60,831	$62,453
Reported non-interest income	9,920	10,594	9,957	11,887	11,369
Less: Securities gains (losses)	90	513	317	(28)	174
Core non-interest income	$9,830	$10,081	$9,640	$11,915	$11,195

Reported non-interest expense	$52,647	$50,932	$51,418	$51,273	$55,224
Less: Stock-based compensation expense	95	239	242	531	533
Contingent value right expense	116	334	278	327	767
Severance expense	111	—	—	—	—
Restructuring charges	2,341	—	—	—	—
Core non-interest expense	$49,984	$50,359	$50,898	$50,415	$53,924
Efficiency ratio*	75.59%	70.79%	72.03%	70.51%	74.81%
Core efficiency ratio**	71.86%	70.50%	71.62%	69.30%	73.22%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports First Quarter Results

April 23, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Total shareholders' equity	$1,054,349	$1,063,574	$1,064,939	$1,073,558	$1,103,756
Less: goodwill, core deposits intangibles, net of taxes	(145,622)	(146,168)	(146,671)	(147,290)	(148,045)
Tangible book value*	$908,727	$917,406	$918,268	$926,268	$955,711
Common shares outstanding	46,632	47,593	48,331	49,150	51,129
Tangible book value per share	$19.49	$19.28	$19.00	$18.85	$18.69

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Total shareholders' equity	$1,054,349	$1,063,574	$1,064,939	$1,073,558	$1,103,756
Less: goodwill, core deposits intangibles	(152,465)	(153,419)	(154,387)	(155,398)	(156,633)
Tangible common equity	$901,884	$910,155	$910,552	$918,160	$947,123
Total assets	$6,976,736	$6,831,410	$6,690,299	$6,624,006	$6,548,624
Less: goodwill, core deposits intangibles	(152,465)	(153,419)	(154,387)	(155,398)	(156,633)
Tangible assets	$6,824,271	$6,677,991	$6,535,912	$6,468,608	$6,391,991
Tangible common equity ratio	13.22%	13.63%	13.93%	14.19%	14.82%

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